UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 4, 2017 (May 2, 2017)

ENTERPRISE BANCORP, INC.
(exact name of registrant as specified in charter)

Massachusetts	001-33912	04-3308902
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

222 Merrimack Street
Lowell, Massachusetts	01852
(address of principal executive offices)	(Zip Code)

(978) 459-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)    At the annual meeting of shareholders of Enterprise Bancorp, Inc. (the “Company”) held on May 2, 2017, the Company’s shareholders approved and adopted the Enterprise Bancorp, Inc. Annual Executive Incentive Plan (the “Incentive Plan”). The Incentive Plan is designed to serve as an “umbrella” plan that applies to all forms and types of “performance-based compensation” to be paid or granted by the Company, including under the Company’s 2009 and 2016 Stock Incentive Plans, in order to preserve the ability of the Company to grant incentive awards to participating employees that may be deductible in accordance with Section 162(m) of the Internal Revenue Code.

The principal features of the Incentive Plan are described in detail under “Proposal 5 - Annual Executive Incentive Plan” of the Company’s Definitive Proxy Statement on Schedule 14A for the 2017 Annual Meeting of Shareholders filed by the Company with the Securities and Exchange Commission on April 3, 2017 (the “Proxy Statement”). The description of the principal features of the Incentive Plan included in the Proxy Statement is incorporated herein by reference.

The foregoing description of the principal features of the Incentive Plan is qualified in its entirety by reference to the full text of the Incentive Plan, which is filed as Appendix A to the Proxy Statement and incorporated herein by reference.

Item 5.07                     Submission of Matters to a Vote of Security Holders

(a) The annual meeting of shareholders of the Company was held on May 2, 2017.

(b) At the Company's annual meeting, holders of the Company’s common stock affirmatively voted to (i) elect each of the Board’s nominees to the Board of Directors, (ii) amend the Company's Restated Articles of Organization, (iii) approve the Company's compensation of its named executive officers as disclosed in the proxy statement (the "Say on Pay Proposal"), (iv) submit the Say on Pay Proposal to shareholders once every 3 years, (v) approve and adopt the Company's Annual Executive Incentive Plan, and (vi) ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. Votes were cast as follows:

1.               To elect six Directors of the Company, each for a three-year term:

Nominee	For	Withheld	Broker Non-votes	Uncast
John R. Clementi	7,795,077	275,302	1,379,086	10,961
Carole A. Cowan	7,830,809	250,531	1,379,086	—
Normand E. Deschene	7,759,425	321,915	1,379,086	—
John A. Koutsos	7,950,762	119,617	1,379,086	10,961
Joseph C. Lerner	7,960,123	121,217	1,379,086	—
Richard W. Main	7,693,920	387,420	1,379,086	—

2. To amend the Company's Restated Articles of Organization to increase the number of shares of common stock that the Company is authorized to issue from 20,000,000 shares to 40,000,000 shares.

For	Against	Abstain	Broker Non-votes	Uncast
8,647,388	765,044	47,994	—	—

3. To approve, on an advisory basis, the Company's compensation of its named executive officers as disclosed in the proxy statement (the "Say on Pay Proposal").

For	Against	Abstain	Broker Non-votes	Uncast
7,810,111	54,884	216,345	1,379,086	—

4. To approve, on an advisory basis, the frequency of the submission of the Say on Pay Proposal to shareholders once every 1 year, 2 years, or 3 years.

Three Years	Two Years	One Year	Abstain	Broker Non-votes	Uncast
6,425,008	87,571	1,377,860	190,047	1,379,086	854

5. To approve and adopt the Company's Annual Executive Incentive Plan.

For	Against	Abstain	Broker Non-votes	Uncast
7,816,745	122,705	141,390	1,379,086	500

6. To ratify the Audit Committee’s appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

For	Against	Abstain	Broker Non-votes	Uncast
9,428,160	11,078	21,188	—	—

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE BANCORP, INC.

Date: May 4, 2017	By:	/s/ James A. Marcotte
James A. Marcotte
Executive Vice President, Treasurer and Chief Financial Officer